MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated February 22, 2016 to the Statement of Additional Information (“SAI”) of the Fund dated May 1, 2015 as supplemented August 3, 2015, September 16, 2015, November 17, 2015, and November 25, 2015

High Yield Bond Series – Class I and S
Emerging Markets Series – Class I and S

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

1.	The Board of Directors of the Fund has approved a reduction in the management fee and the contractual expense limitation for the High Yield Bond Series. Accordingly, the second and fourth paragraphs in the “The Advisor” section of the SAI are hereby deleted and replaced with the following:

The Fund pays the Advisor for the services performed a fee at the annual rate of: 0.45% of the average daily net assets of the Unconstrained Bond Series; 0.50% of the average daily net assets of each of the New York Tax Exempt Series, Ohio Tax Exempt Series, and Diversified Tax Exempt Series; 0.55% of the average daily net assets of the High Yield Bond Series; 0.60% of the average daily net assets of the Core Bond Series and Global Fixed Income Series; 0.65% of the average daily net assets of Equity Income Series; 0.70% of the average daily net assets of the Emerging Markets Series; 0.75% of the average daily net assets of each of the International Series and Real Estate Series; 0.80% of the average daily net assets of the Dynamic Opportunities Series; and 1.00% of each other Series’ (except for the Strategic Income Series) average daily net assets. The Advisor does not receive an advisory fee for the services it performs for the Strategic Income Series. However, MNA is entitled to receive an annual management fee from each of the underlying funds in which the Strategic Income Series invest. Prior to August 1, 2012, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 1.00% for the Real Estate Series. Prior to December 31, 2012, the Advisor received an annual management fee (as a percentage of the Series’ daily net assets) of 1.00% for the Global Fixed Income Series. Prior to August 1, 2013, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 0.70% for the Unconstrained Bond Series. Prior to December 18, 2013, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 1.00% for the Emerging Markets Series. Prior to February 22, 2016, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 0.75% for the High Yield Bond Series, and prior to August 1, 2012, the Advisor received an annual management fee (as a percentage of the Series’ average daily net assets) of 1.00% for the High Yield Bond Series. The advisory fee charged by the Advisor to its investment advisory clients will not include or be based on assets of such clients held in shares of the Series. As described below, the Advisor is separately compensated for acting as transfer agent and accounting services agent for the Series.

Pursuant to separate expense limitation agreements, the Advisor has contractually agreed to waive fees and reimburse expenses so that total direct annual operating expenses for (i) the Unconstrained Bond Series do not exceed 0.50% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee; (ii) the High Yield Bond Series do not exceed 0.65% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee; (iii) the Global Fixed Income Series do not exceed 0.70% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee; (iv) the Equity Income Series do not exceed 0.75% of a Class’s average daily net assets, exclusive of a Class’s shareholder services fee (v) each of the International Series and the Tax Exempt Series do not exceed 0.85% of each Series’ average daily net assets (with respect to the International Series, such amount is exclusive of a Class’s shareholder services fee); (vi) the Core Bond Series do not exceed 0.80% of the Series’ average daily net assets (vii) each of the Emerging Markets Series and Dynamic Opportunities Series do not exceed 0.90% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee; (viii) the Real Estate Series do not exceed 0.95% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee; and (ix) the Strategic Income Series do not exceed 0.05% of each Series’ average daily net assets, exclusive of a Class’s shareholder services fee. For all Series other than the High Yield Bond Series, these agreements will remain in effect until at least April 30, 2016, and may be extended. For the High Yield Bond Series, the agreement will remain in effect until at least April 30, 2017, and may be extended. The Global Fixed Income Series was not active between 3/1/2003 and 10/1/2012. Effective October 1, 2012, the Advisor voluntarily agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the Global Fixed Income Series did not exceed 0.70% of the Series’ average daily net assets, exclusive of a Class’s shareholder service fee. Effective November 14, 2012, the Advisor contractually agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the Global Fixed Income Series did not exceed 0.70% of the Series’ average daily net assets, exclusive of a Class’s shareholder service fee. Prior to August 1, 2012, the Advisor had contractually agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the Real Estate Series did not exceed 1.20% of the Series’ average daily net assets, exclusive of a Class’s shareholder service fee. Prior to December 18, 2013, the Advisor had contractually agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the Emerging Markets Series did not exceed 1.20% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee. Prior to August 1, 2013, the Advisor had contractually agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the Unconstrained Bond Series did not exceed 0.90% of the Series’ average daily net assets, exclusive of a Class’s shareholder services fee. Prior to February 22, 2016, the Advisor had contractually agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the High Yield Bond Series did not exceed 0.95% of the Series’ average daily net assets, exclusive of a Class’s shareholder service fee, and prior to August 1, 2012, the Advisor had contractually agreed to waive fees and reimburse expenses so that the total direct annual operating expenses for the High Yield Bond Series did not exceed 1.20% of the Series’ average daily net assets, exclusive of a Class’s shareholder service fee. The Advisor’s agreement to limit each Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in underlying funds or other investment companies.

2.	Muris Demirovic is no longer a member of the Emerging Markets Series’ Portfolio Management Team. Accordingly, all references to Mr. Demirovic in the SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231 02/22/2016

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